UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): SEPTEMBER 25, 2007

  (Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM — 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Effective September 25, 2007, the Board of Directors of the Company has adopted an amendment to the Company’s Rights Agreement dated as of December 15, 1999 to reduce the beneficial ownership threshold at which the rights will become exercisable from 15% to 10%. Any shareholder that beneficially owns 10% or more of the Company’s stock as of September 25, 2007 will not cause the rights to become exercisable unless or until such shareholder subsequently acquires beneficial ownership of additional Company stock. The amendment to the Company’s Rights Agreement is attached as an exhibit to a Form 8-A/A that is being filed with the Securities and Exchange Commission.

ITEM — 8.01 OTHER EVENTS

On September 28, 2007, the Company announced that it has completed its previously announced buyback of up to $100 million worth of common shares. In open-market trading during the months of August and September, the Company bought back a total of 1,660,466 common shares, or approximately 12.1% of shares outstanding at an average cost of $60.26 per share, including transaction costs. The Company currently has approximately 12,086,000 shares outstanding. A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed herewith:

4.1
Second Amendment to Rights Agreement dated as of September 25, 2007, between Consolidated Graphics, Inc. and American Stock Transfer and Trust Company, as Rights Agent (incorporated by reference to Form 8-A/A filed September 28, 2007, exhibit 3).

99.1
Press release of the Company dated September 28, 2007, announcing that it has completed its previously announced buyback of up to $100 million worth of common shares and that its Board of Directors has adopted an amendment to the Company’s Shareholder Rights Plan to reduce, effective today, the beneficial ownership threshold at which the rights will become exercisable from 15% to 10%.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By: /s/ Joe R. Davis
Joe R. Davis
Chief Executive Officer
and Principal Financial Office

Date: September 28, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated September 28, 2007, announcing that it has completed its previously announced buyback of up to $100 million worth of common shares and that its Board of Directors has adopted an amendment to the Company’s Shareholder Rights Plan to reduce, effective today, the beneficial ownership threshold at which the rights will become exercisable from 15% to 10%.